                                                           Exhibit-(h)(3)(i)

[ING FUNDS LOGO]


December 28, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

      Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, two newly established series of ING Equity Trust, and ING International Value Choice Fund, a newly established series of ING Mutual Funds (the "Funds"), to be included on the AMENDED EXHIBIT A to the Agreements as shown, effective February 1, 2005.

      Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                              Sincerely,

                                              /s/ Michael J. Roland
                                              ----------------------------
                                              Michael J. Roland
                                              Executive Vice President and
                                              Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of NEW York

By: /s/ Edward G. McGann
    ------------------------------------
Name: EDWARD G. McGANN
Title: MANAGING DIRECTOR DULY AUTHORIZED

337 E. Doubletree Ranch Rd.      Tel: 480-477-3000     ING Investments, LLC
Scottsdale, AZ 85258-2034        Fax: 480-477-2700
                                 www.ingfunds.com

                                AMENDED EXHIBIT A

                  FUND                             EFFECTIVE DATE
                  ----                             --------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A            May 17, 2004
   ING Corporate Leaders Trust - Series B            May 17, 2004

ING EQUITY TRUST
   ING Convertible Fund                              June 9, 2003
   ING Disciplined LargeCap Fund                     June 9, 2003
   ING Equity and Bond Fund                          June 9, 2003
   ING Financial Services Fund                       June 9, 2003
   ING LargeCap Growth Fund                          June 9, 2003
   ING LargeCap Value Fund                         February 1, 2004
   ING MidCap Opportunities Fund                     June 9, 2003
   ING MidCap Value Choice Fund                    February 1, 2005
   ING MidCap Value Fund                             June 9, 2003
   ING Principal Protection Fund                     June 2, 2003
   ING Principal Protection Fund II                  June 2, 2003
   ING Principal Protection Fund III                 June 2, 2003
   ING Principal Protection Fund IV                  June 2, 2003
   ING Principal Protection Fund V                   June 2, 2003
   ING Principal Protection Fund VI                  June 2, 2003
   ING Principal Protection Fund VII                  May 1, 2003
   ING Principal Protection Fund VIII               October 1, 2003
   ING Principal Protection Fund IX                 February 2, 2004
   ING Principal Protection Fund X                    May 3, 2004
   ING Principal Protection Fund XI                 August 16, 2004
   ING Principal Protection Fund XII               November 15, 2004
   ING Principal Protection Fund XIII              February 14, 2005
   ING Principal Protection Fund XIV                April 25, 2005
   ING Real Estate Fund                              June 9, 2003
   ING SmallCap Opportunities Fund                   June 9, 2003
   ING SmallCap Value Choice Fund                  February 1, 2005
   ING SmallCap Value Fund                           June 9, 2003

ING FUNDS TRUST
    ING Classic Money Market Fund                    April 7, 2003
    ING GNMA Income Fund                             April 7, 2003
    ING High Yield Bond Fund                         April 7, 2003
    ING Intermediate Bond Fund                       April 7, 2003
    ING Lexington Money Market Trust                 April 7, 2003
    ING Money Market Fund                            April 7, 2003
    ING National Tax-Exempt Bond Fund                April 7, 2003

ING GET FUND
  ING GET Fund - Series G                                July 14, 2003
  ING GET Fund - Series H                                July 14, 2003
  ING GET Fund - Series I                                July 14, 2003
  ING GET Fund - Series J                                July 14, 2003
  ING GET Fund - Series K                                July 14, 2003
  ING GET Fund - Series L                                July 14, 2003
  ING GET Fund - Series M                                July 14, 2003
  ING GET Fund - Series N                                July 14, 2003
  ING GET Fund - Series P                                July 14, 2003
  ING GET Fund - Series Q                                July 14, 2003
  ING GET Fund - Series R                                July 14, 2003
  ING GET Fund - Series S                                July 14, 2003
  ING GET Fund - Series T                                July 14, 2003
  ING GET Fund - Series U                                July 14, 2003
  ING GET Fund - Series V                               March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                      June 9, 2003

ING INVESTORS TRUST
  ING AIM Mid Cap Growth Portfolio                      January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                 January 6, 2003
  ING American Funds Growth Portfolio                  September 2, 2003
  ING American Funds Growth-Income Portfolio           September 2, 2003
  ING American Funds International Portfolio           September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio        January 13, 2003
  ING Capital Guardian Managed Global Portfolio         January 13, 2003
  ING Capital Guardian Small Cap Portfolio              January 13, 2003
  ING Developing World Portfolio                       January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio        January 6, 2003
  ING Evergreen Health Sciences Portfolio                 May 3, 2004
  ING Evergreen Omega Portfolio                           May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio             January 6, 2003
  ING Goldman Sachs Tollkeeper(SM) Portfolio            January 6, 2003
  ING Hard Assets Portfolio                            January 13, 2003
  ING International Portfolio                          January 13, 2003
  ING Janus Special Equity Portfolio                   January 13, 2003
  ING Jennison Equity Opportunities Portfolio           January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio              January 13, 2003
  ING Julius Baer Foreign Portfolio                    January 13, 2003
  ING Legg Mason Value Portfolio                       January 13, 2003
  ING LifeStyle Aggressive Growth Portfolio               May 1, 2004
  ING LifeStyle Growth Portfolio                          May 1, 2004
  ING LifeStyle Moderate Growth Portfolio                 May 1, 2004
  ING LifeStyle Moderate Portfolio                        May 1, 2004

ING INVESTORS TRUST (CONT.)
   ING Limited Maturity Bond Portfolio                   January 6, 2003
   ING Liquid Assets Portfolio                           January 6, 2003
   ING Marsico Growth Portfolio                         January 13, 2003
   ING Mercury Focus Value Portfolio                     January 6, 2003
   ING Mercury Large Cap Growth Portfolio                January 6, 2003
   ING MFS Mid Cap Growth Portfolio                     January 13, 2003
   ING MFS Total Return Portfolio                       January 13, 2003
   ING Oppenheimer Main Street Portfolio(R)             January 13, 2003
   ING PIMCO Core Bond Portfolio                        January 13, 2003
   ING PIMCO High Yield Portfolio                       November 5, 2003
   ING Salomon Brothers All Cap Portfolio                January 6, 2003
   ING Salomon Brothers Investors Portfolio              January 6, 2003
   ING Stock Index Portfolio                            November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio     January 13, 2003
   ING T. Rowe Price Equity Income Portfolio            January 13, 2003
   ING UBS U.S. Balanced Portfolio                       January 6, 2003
   ING Van Kampen Equity Growth Portfolio               January 13, 2003
   ING Van Kampen Global Franchise Portfolio            January 13, 2003
   ING Van Kampen Growth and Income Portfolio           January 13, 2003
   ING Van Kampen Real Estate Portfolio                 January 13, 2003

ING MAYFLOWER TRUST
   ING International Value Fund                         November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                          November 3, 2003
   ING Foreign Fund                                       July 1, 2003
   ING Global Equity Dividend Fund                      September 2, 2003
   ING Global Real Estate Fund                          November 3, 2003
   ING International Fund                               November 3, 2003
   ING International SmallCap Growth Fund               November 3, 2003
   ING International Value Choice Fund                  February 1, 2005
   ING Precious Metals Fund                             November 3, 2003
   ING Russia Fund                                      November 3, 2003
   ING Worldwide Growth Fund                            November 3, 2003

ING PARTNERS, INC.
   ING Aeltus Enhanced Index Portfolio                  January 10, 2005
   ING American Century Select Portfolio                January 10, 2005
   ING American Century Small Cap Value Portfolio       January 10, 2005
   ING Baron Small Cap Growth Portfolio                 January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio          November 15, 2004
   ING Fidelity(R) VIP Equity Income Portfolio          November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                 November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                November 15, 2004

ING PARTNERS, INC. (CONT.)
   ING Goldman Sachs(R) Capital Growth Portfolio                January 10, 2005
   ING Goldman Sachs(R) Core Equity Portfolio                   January 10, 2005
   ING JPMorgan Fleming International Portfolio                 January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                         January 10, 2005
   ING MFS Capital Opportunities Portfolio                      January 10, 2005
   ING OpCap Balanced Value Portfolio                           January 10, 2005
   ING Oppenheimer Global Portfolio                             January 10, 2005
   ING Oppenheimer Strategic Income Portfolio                   January 10, 2005
   ING PIMCO Total Return Portfolio                             January 10, 2005
   ING Salomon Brothers Aggressive Growth Portfolio             January 10, 2005
   ING Salomon Brothers Fundamental Value Portfolio             January 10, 2005
   ING Salomon Brothers Investors Value Portfolio               January 10, 2005
   ING Salomon Brothers Large Cap Growth Portfolio              January 10, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio       January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                    January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                      January 10, 2005
   ING Van Kampen Comstock Portfolio                            January 10, 2005
   ING Van Kampen Equity and Income Portfolio                   January 10, 2005

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                        June 2, 2003
   ING Aeltus Money Market Fund                                   June 2, 2003
   ING Balanced Fund                                              June 2, 2003
   ING Classic Principal Protection Fund II                       June 2, 2003
   ING Classic Principal Protection Fund III                      June 2, 2003
   ING Classic Principal Protection Fund IV                       June 2, 2003
   ING Equity Income Fund                                         June 9, 2003
   ING Global Science and Technology Fund                         June 2, 2003
   ING Government Fund                                            June 2, 2003
   ING Growth Fund                                                June 9, 2003
   ING Index Plus LargeCap Fund                                   June 9, 2003
   ING Index Plus MidCap Fund                                     June 9, 2003
   ING Index Plus Protection Fund                                 June 2, 2003
   ING Index Plus SmallCap Fund                                   June 9, 2003
   ING International Growth Fund                                November 3, 2003
   ING Small Company Fund                                         June 9, 2003
   ING Strategic Allocation Balanced Fund                         June 2, 2003
   ING Strategic Allocation Growth Fund                           June 2, 2003
   ING Strategic Allocation Income Fund                           June 2, 2003
   ING Value Opportunity Fund                                     June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio                 July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
   ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                      July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                 June 13, 2003
   ING GET U.S. Core Portfolio - Series 2               September 12, 2003
   ING GET U.S. Core Portfolio - Series 3               December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                 March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                 June 11, 2004
   ING GET U.S. Core Portfolio - Series 6               September 10, 2004
   ING GET U.S. Core Portfolio - Series 7               December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                 March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                  June 8, 2005
   ING GET U.S. Opportunity Portfolio - Series 1               TBD
   ING GET U.S. Opportunity Portfolio - Series 2               TBD
   ING VP Worldwide Growth Portfolio                     November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio          July 7, 2003
   ING VP Growth Portfolio                                 July 7, 2003
   ING VP Index Plus LargeCap Portfolio                    July 7, 2003
   ING VP Index Plus MidCap Portfolio                      July 7, 2003
   ING VP Index Plus SmallCap Portfolio                    July 7, 2003
   ING VP International Equity Portfolio                 November 3, 2003
   ING VP Small Company Portfolio                          July 7, 2003
   ING VP Value Opportunity Portfolio                      July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                          October 6, 2003
   ING VP Disciplined LargeCap Portfolio                 October 6, 2003
   ING VP Financial Services Portfolio                     May 1, 2004
   ING VP High Yield Bond Portfolio                      October 6, 2003
   ING VP International Value Portfolio                  November 3, 2003
   ING VP LargeCap Growth Portfolio                      October 6, 2003
   ING VP MagnaCap Portfolio                             October 6, 2003
   ING VP MidCap Opportunities Portfolio                 October 6, 2003
   ING VP Real Estate Portfolio                            May 1, 2004
   ING VP SmallCap Opportunities Portfolio               October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                            July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                       November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                         July 7, 2003

ING VP MONEY MARKET PORTFOLIO                              July 7, 2003

ING VP NATURAL RESOURCES TRUST          October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio       October 6, 2003
   The Bond Portfolio                   October 6, 2003
   The Money Market Portfolio           October 6, 2003
   The Stock Portfolio                  October 6, 2003